U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
AND EXCHANGE ACT OF 1934

September 3, 2003
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(Date of earliest event reported):


Commission File #0-11078

THE AMERICAN EDUCATION CORPORATION
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(Exact name of small business issuer as specified in its charter)

Colorado
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(State or other jurisdiction of incorporation or organization)

84-0838184
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(IRS Employer Identification No.)

7506 North Broadway Extension, Suite 505, Oklahoma City, OK  73116
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(Address of principal executive offices)

(405) 840-6031
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(Issuer's telephone number)


Item 5.  Other events.

On September 3, 2003 The American Education Corporation issued the press release attached hereto as Exhibit 99.1 titled "THE AMERICAN EDUCATION CORPORATION DOMINATES eSCHOOL NEWS' "2003 READERS' CHOICE AWARDS" FOR INSTRUCTIONAL SOFTWARE."

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Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.

            99.1: Company press release titled "THE AMERICAN EDUCATION CORPORATION DOMINATES eSCHOOL NEWS'"2003 READERS' CHOICE AWARDS" FOR INSTRUCTIONAL SOFTWARE" dated September 3, 2003.




                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on September 3, 2003.

                                  THE AMERICAN EDUCATION CORPORATION


Date:  September 3, 2003           By:  /s/ Jeffrey E. Butler
                                   --------------------------
                                   Jeffrey E. Butler
                                   President, Chief Executive Officer

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Exhibit No.

     99.1  Company press release titled " THE AMERICAN EDUCATION
           CORPORATION DOMINATES eSCHOOL NEWS'"2003 READERS' CHOICE AWARDS" FOR INSTRUCTIONAL SOFTWARE " dated September 3, 2003.


                             PRESS RELEASE


For further information contact:

Jeffrey E. Butler                    or                Geralyn DeBusk
The American Education Corporation     Halliburton Investor Relations
800-34APLUS or 800-222-2811                              972-458-8000
E-mail: jeb@amered.com
URL: www.amered.com

For Immediate Release


        THE AMERICAN EDUCATION CORPORATION DOMINATES eSCHOOL NEWS'
         "2003 READERS' CHOICE AWARDS" FOR INSTRUCTIONAL SOFTWARE

Oklahoma City, September 3, 2003: The American Education Corporation
(AEC) (OTC/BB: AEDU) today announced that its A+nyWhere Learning System family of products received substantial national recognition in an annual survey, the 2003 Readers' Choice Awards, which is conducted by eSchool News, a leading technology publication serving the nation's educators. In this survey, educators were asked to identify which K-12 instructional software products are their favorites. According to the publication, this annual survey of its readership "is intended to help other colleagues make choices about software for their school." Additional information may be found at eSchool News at http://www.eschoolnews.com/resources/surveys/editorial/rca/k12soft/.

In the survey, there were four major categories of instructional software; Mathematics, Language Arts, Science and Social Studies. Each of these categories was divided into three grade-level subcategories, K-3, Grades 4-8 and Grades 9-12, providing an opportunity for a publisher to receive recognition in a total of twelve subcategories. Educators were asked to identify their favorites based upon their experience. In the final tabulation, AEC was ranked in the top five in eleven of the possible twelve subcategories. Another publisher, which received the next-highest level of recognition, was included in the top five in nine subcategories. AEC was rated first in three subcategories; Social Studies titles for grades K-3 and grades 4-8, and Science for grades 4-8. AEC received five second-place rankings across all subcategories. AEC was ranked in the top five in all subcategories except K-3 Language Arts.

Commenting on this development, Jeffrey E. Butler, Chief Executive Officer of the Company, stated, "We are pleased to receive such recognition in all subject categories across all grade levels, since there are hundreds of companies within the industry being judged. This recognition of the Company's products goes a long way towards validating and confirming our approach to instructional design. Today's educational software must provide not only excellent content, but provide for solid instructional design, fully-integrated assessment, diagnostic and prescriptive tools that are combined with student academic record retention capabilities. Many of these integrated features are now a requisite for schools enabling them to comply with testing requirements, Annual Yearly Progress (AYP) reporting and use of technology that is required by the federal government's No Child Left Behind initiative. The Company has long-embraced these design elements in its approach to product design and these elements may well be behind the very significant, across-the-board recognition the Company received.
Further, I personally believe that one reason that AEC scored well is the total commitment that the Company makes to each school customer with respect to support, proactive communications and training. This Company's success and growing reputation has been built upon the full understanding that we must be focused on each customer's complete satisfaction from the product to training and support. Our history and the growth of AEC's installed user-base indicate that satisfied school customers almost always results in references and referrals to another school district or expanded use within the purchasing district."


The American Education Corporation
September 3, 2003
Page Two


The American Education Corporation's Java-based technology, the A+nyWhere Learning System, registered, Versions 3.0 and 4.0 of educational software products, provides a research-based, integrated curriculum offering of software for grade levels 1-12 for Reading, Mathematics, Language Arts, Science, Writing, History, Government, Economics and Geography. In addition, the Company provides assessment testing and instructional content for the General Educational Development (GED) test. All Company products are designed to provide for LAN, WAN and Internet delivery options. The Company has developed computer adaptive, companion academic skill assessment testing tools to provide educators with the resources to more effectively use the Company's curriculum content aligned to important state and national academic standards. Spanish-language versions are available for Mathematics and Language Arts for grade levels 1-8. The Company's curriculum content is aligned to the other third-party digital resources such as the World Book Multimedia Encyclopedia and GoKnow's scientifically based, Internet accessible curriculum and reference materials, which may be accessed directly from A+LS lessons. The A+LS comprehensive family of educational software is now in use in over 10,000 schools, centers of adult literacy, colleges and universities, and correctional institutions in the U.S., UK and other international locations. A+dvancer, trademark, the Company's new diagnostic, prescriptive test and online developmental curriculum offering, is aligned to ACCUPLACER OnLine, trademark, the leading college admissions test for students requiring developmental support to enroll in full-credit secondary coursework in mathematics, reading, algebra and writing.

Note: Certain matters discussed above concerning the future performance of the Company are forward-looking statements intended to qualify for the safe harbors from liabilities established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such by words such as "if," "may," "believes," "anticipates," "plans," "expects" or words of similar import. The future performance of the Company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity and funding available to schools.


THE AMERICAN EDUCATION CORPORATION
7506 BROADWAY EXTENSION
OKLAHOMA CITY, OK 73116
1-800-34APLUS
www.amered.com


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